UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2006

SmarTire Systems Inc.
(Exact name of registration as specified in its charter)

Yukon Territory, Canada	0-24209	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#150 - 13151 Vanier Place Richmond, British Columbia, Canada	V6V 2J1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On June 12, 2006, SmarTire Systems, Inc. (the “Company"), as part of its analysis of comments made by the staff (the "Staff") of the Securities and Exchange Commission (the "SEC") during the Staff's review of the Company’s 10-KSB for the fiscal year ended July 31, 2005 and Form 10-QSB for the fiscal quarter ended January 31, 2006, determined, through its authorized officers and after consultation with KPMG, LLP, the Company’s independent accountant, that the Company will restate its financial statements for matters discussed below in this Report for the fiscal year ended July 31, 2005 and the quarterly periods ended April 30, 2005, October 31, 2005 and January 31, 2006 and that those financial statements should not be relied upon.

Until the Company has restated and reissued its results for the applicable periods which the Company intends to complete on or before June 30, 2006, investors, potential investors and other readers of the Company's SEC filings are cautioned not to rely on the Company's financial statements included in the Annual Report on Form 10-KSB for the fiscal year ended July 31, 2005 and the Quarterly Reports on Form 10-QSB for the quarterly periods ended April 30, 2005, October 31, 2005 and January 31, 2006 to the extent such financial statements are affected by the accounting issues described in this Report.

The accounting issues described in this Report will affect the amounts reported and classification of accounts in the Company's financial statements as follows:

	As at and for the three and nine months ended April 30, 2005 and year ended July 31, 2005 financial statements	As at and for the three months ended October 31, 2005 financial statements	As at and for the three and six months ended January 31, 2006 financial statements
Increase (decrease) in additional paid-in capital	$6,324	$6,324	($6,843,906)
Increase in deficit	$6,324	$6,324	$218,057
Increase in derivative financial instruments liability	$0	$0	$7,061,963
Increase in Net interest and financing expense	$48,670	$0	$0
Reduction of gain on settlement of convertible debt	$1,779,687	$0	$0
Increase in loss for the period	$1,828,357	$0	$0

The change to the financial statements for the quarterly fiscal period ended April 30, 2005 and the financial statements for the annual fiscal period ended July 31, 2005 were due to the Company’s revised accounting treatment for the extinguishment of debt in applying the guidance in EITF 00-27, Issue 12(b).

The change to the financial statements for the quarterly period ended October 31, 2005 was due to the carry forward of the changes made to the financial statements for the quarterly period ended April 30, 2005 and the financial statements for the annual fiscal period ended July 31, 2005.

 The changes to the financial statements for the quarterly period ended January 31, 2006 were due to:

1)	Carry forward of the changes made to the financial statements for the quarterly fiscal period ended April 30, 2005 and the financial statements for the annual fiscal period ended July 31, 2005.

2)
Management’s review of the Company’s $30 million convertible debentures with its independent auditors. The Company has determined, after consultation with KPMG, that certain convertible debentures and related warrants issued by the Company to Cornell Capital Partners, LP, its affiliates and other investors, may not qualify as equity on the Company’s balance sheet. Rather, management has concluded, after consultation with KPMG LLP, that these convertible debentures and related warrants should have been recorded as liabilities, marked to market each reporting period with changes in fair value recorded in the Statement of Operations. There may also be additional derivative instruments not previously identified by the Company for which no accounting treatment has been given. This preliminary determination is based on the Staff’s comments, and the Company’s further review of the applicable accounting literature.

The Company has identified certain features in the convertible debentures and related warrants issued to Cornell Capital Partners that may preclude such instruments from being considered “conventional convertible debt” as defined in EITF Issue No. 00-19. These features include certain conversion price reset provisions, which are triggered if the Company issues shares at a price less than the fixed conversion price, and liquidated damages clauses relating to registration rights underlying these instruments. The Company has determined, after consultation with KPMG, that the embedded conversion feature of the convertible debentures and related warrants issued to Cornell Capital Partners should be reclassified as liabilities under the provisions of EITF Issue No. 00-19.  Previously, the Company was recording beneficial conversion features on these instruments in accordance with EITF Issue No. 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios” and EITF Issue No. 00-27, “Application of Issue No. 98-5 to Certain Convertible Instruments”.   The potential impact of this initial reclassification will be to reduce the Company’s stockholders’ equity and increase liabilities.  The Company is determining its methodology for estimating the fair value of these instruments.  Changes in the fair value will be recorded in the Statement of Operations for each applicable reporting period.  Accordingly, the Company is in the process of determining the impact on the Statements of Operations and this impact may be material. The Company is also reviewing the preliminary conclusions of EITF Issue No. 05-4, “The Effect of a Liquidated Damages Clause on a Freestanding Financial Instrument Subject to Issue No. 00-19” with respect to its registration rights agreements and the liquidated damages provisions contained therein.

The Company cautions that its analysis of the accounting issues described in this Report and its discussions with the Staff and KPMG, LLP are ongoing, as a result of which there can be no assurance that the adjustments described in this Report will be the final adjustments that the Company determines are required. The Company is currently reviewing the various instruments issued to Cornell Capital Partners, its affiliates and certain other investors with respect to derivatives as outlined in EITF Issue No. 00-19 and is currently completing an analysis of the potential derivatives contained in the various instruments issued to Cornell Capital Partners, its affiliates and certain other investors, and the impact of this on other instruments, including warrants, previously recognized as equity instruments.  These reviews may identify additional accounting adjustments to previously issued financial information.

The authorized officers of the Company have discussed with the Company’s independent registered public accounting firm all of the matters disclosed in this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTIRE SYSTEMS INC.

Date: June 16, 2006 By:         /s/ Jeff Finkelstein
Jeff Finkelstein
Chief Financial Officer